EXHIBIT 10.6

FIRST AMENDMENT to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 23, 2021 (this “Amendment”), among UGI CORPORATION, a Pennsylvania corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, the parties hereto have entered into that certain Amended and Restated Credit Agreement, dated as of May 4, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties thereto;

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.    Amendment to the Existing Credit Agreement. With effect on and after the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)The last sentence of the definition of “Consolidated EBITDA” now appearing in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), (i) any unrealized gains or losses on derivative instruments and realized gains or losses on derivative instruments not associated with transactions occurring in the Reference Period which are included in Consolidated Net Income (other than any realized gains or losses on derivative instruments which are settled and associated with transactions occurring in such Reference Period) shall be excluded, (ii) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (iii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving effect thereto on a pro forma basis as if such Material Acquisition occurred on the first day of such Reference Period.”

Section 2.    Conditions to Amendment Effective Date. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received, from each of the Borrower, the Administrative Agent and the Required Lenders under the Existing Credit Agreement as of the Amendment Effective Date, a counterpart of this Amendment, signed on behalf of such party; and

(b)the Administrative Agent shall have received payment of all fees and other amounts due and payable on or prior to the Amendment Effective Date, including the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

Section 3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)The execution of this Amendment is within the Borrower’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Amended Credit Agreement are true and correct in all material respects (except that any such representations and warranties specifically which are already qualified as to materiality or by reference to Material Adverse Effect shall be treated as correct in all respects), except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties were true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date.

(c)None of the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment, the Amended Credit Agreement and the transactions contemplated hereby and thereby (a) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will violate or result in a default under any indenture, material agreement or other material instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

Section 4.    Reference to and Effect on the Existing Credit Agreement.

(a)Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
2

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith. This Amendment shall constitute a Loan Document.

Section 5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7.    Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

[Remainder of Page Intentionally Left Blank]
3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UGI CORPORATION, as the Borrower

By:     /s/ Ray Kaszuba
Name:    Raymond Kaszuba
Title:    Vice President and Treasurer

Signature Page to First Amendment to the Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:     /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Signatory

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

CITIZENS BANK, N.A.

By /s/ Leslie D. Broderick
Name: Leslie D. Broderick
Title: Senior Vice President

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

Credit Suisse AG, NY Branch

By /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

For any Lender requiring a second signature line:

By /s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

PNC Bank, National Association

By /s/ Alex Rolfe
Name: Alex Rolfe
Title: Vice President

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

Wells Fargo Bank, National Association

By /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

BANK OF AMERICA, N.A.

By /s/ Kimberly Miller
Name: Kimberly Miller
Title: Director

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By /s/ Gordon Yip
Name: Gordon Yip
Title: Director

By /s/ Jill Wong
Name: Jill Wong
Title: Director

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

HSBC BANK USA, NATIONAL ASSOCIATION

By /s/ Kyle O’Reilly
Name: Kyle O’Reilly
Title: Vice President #23203

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.

By /s/ Alessandro Ragni
Name: Alessandro Ragni
Title: Chief Executive Officer

By /s/ Rocco Di Leo
Name: Rocco Di Leo
Title: Chief Financial Officer

Signature Page to First Amendment to the Amended and Restated Credit Agreement

Name of Lender:

BNP PARIBAS

By /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By /s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Director

Signature Page to First Amendment to the Amended and Restated Credit Agreement

REGIONS BANK, individually as a Lender

By /s/ Tedrick Tarver
Name: Tedrick Tarver
Title: Director

Signature Page to First Amendment to the Amended and Restated Credit Agreement